                                                          Draft--October 2, 1995

   As filed with the Securities and Exchange Commission on November 13, 1995

                                                 Registration No. 33-______

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                              __________________

                                   FORM S-8

                            REGISTRATION STATEMENT

                                     UNDER
                          THE SECURITIES ACT OF 1933

                               _________________

                                  BW/IP, INC.
            (Exact name of registrant as specified in its charter)


           DELAWARE                                       33-0270574
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                        Identification No.)


                            200 OCEANGATE BOULEVARD
                                   SUITE 900
                         LONG BEACH, CALIFORNIA  90802
                    (Address of Principal Executive Offices
                              including Zip Code)


         BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan
            BW/IP International, Inc. 1992 Long-Term Incentive Plan
                           (Full title of the Plans)

                            JOHN D. HANNESSON, ESQ.
                                VICE PRESIDENT,
                         GENERAL COUNSEL AND SECRETARY
                                  BW/IP, INC.
                            200 OCEANGATE BOULEVARD
                                   SUITE 900
                         LONG BEACH, CALIFORNIA  90802
                                (310) 435-3700

                   (Address of Principal Executive Offices)
           (Name, address and telephone number of agent for service)

--------------------------------------------------------------------------------

                        CALCULATION OF REGISTRATION FEE

================================================================================
                                      Proposed       Proposed
                                      Maximum         Maximum
     Title of         Amount of       Offering       Aggregate        Amount of
 securities to be   shares to be      Price Per      Offering       Registration
    registered      registered(1)       Share          Price             Fee
--------------------------------------------------------------------------------

 BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan (2)
 ------------------------------------------------------------

 Common Stock,         75,000        $16.50  (3)      $1,237,500       $426.72
 par value $0.01       50,000        $20.605 (4)      $1,030,250       $355.26
 per share

 BW/IP International, Inc. 1992 Long-Term Incentive Plan
 -------------------------------------------------------

 Common Stock,         54,250        $16.50  (3)        $895,125       $308.66
 par value $0.01      945,750        $20.1975(4)     $19,101,786     $6,586.82
 per share

       TOTAL        1,125,000                        $22,264,661     $7,677.46
================================================================================

(1) Pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement shall be deemed to register an indeterminate number of shares to be offered or sold pursuant to the employee benefit plans described herein. Consists of shares of BW/IP, Inc. Common Stock, par value $.01 ("Common Stock"), to be issued upon exercise of options granted pursuant to the BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan and the BW/IP International, Inc. 1992 Long-Term Incentive Plan. Such indeterminate number of additional shares of Common Stock as may be issuable pursuant to the operation of the recapitalization provisions of the plans or other similar adjustments in the number of outstanding Common Stock contemplated under the plans are hereby also registered.

(2) The name of the registrant was changed from BWIP Holding, Inc. to BW/IP, Inc. on May 11, 1994.

(3) Estimated pursuant to Rule 457(c) and (h) solely for purposes of calculating the registration fee. The price of these shares, which are not subject to outstanding but unexercised options, is based upon the average of the high and low prices of Common Stock on November 8, 1995, as reported on the National Association of Securities
       Dealers Automated Quotation ("NASDAQ") National Market System.

(4) Estimated pursuant to Rule 457(h) solely for purposes of calculating the registration fee. The price of these shares, which are subject to outstanding but unexercised options, is computed on the basis of the exercise price.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.   Incorporation of Documents by Reference

          Incorporated by reference in this Registration Statement are the following documents heretofore filed by BW/IP, Inc. or its predecessor, BWIP Holding, Inc., (the "Company") with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"):

          (a) The Company's latest annual report filed pursuant to Section 13(a) or 15(d) of the Exchange Act;

          (b) All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the annual report referred to in (a) above; and

          (c) The description of the Common Stock, par value $.01 per share (the "Common Stock"), contained in a registration statement filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

          All documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment indicating that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the dates of filing of such documents.


Item 4.   Description of Securities

          Not applicable.

Item 5.   Interests of Named Experts and Counsel

          None.


Item 6.   Indemnification of Directors and Officers

          The Company, as a Delaware corporation, is empowered by Section 145 of the General Corporation Law of the State of Delaware (the "DGCL"), subject to the procedures and limitations stated therein, to indemnify any person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding in which such person is made a party by reason of his being or having been a director, officer, employee or agent of the Company, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise. Article VI of the Company's By-Laws provides for indemnification by the Registrant of its directors and officers to the full extent permitted by the DGCL. Pursuant to Section 145 of the DGCL, the Company has purchased insurance on behalf of its present and former directors and officers against any liability asserted against or incurred by them in such capacity or arising out of their status as such.

          Pursuant to specific authority granted by Section 102 of the DGCL, Article Fifth of the Company's Third Restated Certificate of Incorporation contains the following provision regarding limitation of liability of directors and officers:

          "(d) No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this
                                       --------
     Third Restated Certificate of Incorporation shall eliminate or limit the liability of a director (i) for any breach of the director's duty of
                              -
     loyalty to this Corporation or its stockholders, (ii) for acts or omissions
                                                       --
     not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation
               ---
     Law of the State of Delaware or (iv) for any transaction from which the
                                      --
     director derives an improper personal benefit."

Item 7.   Exemption from Registration Claimed

          Not applicable.


Item 8.   Exhibits


Exhibits                            Description of Exhibit
--------                            ----------------------
  4a.           Form of Third Restated Certificate of Incorporation of BW/IP,
                Inc. (formerly BWIP Holding, Inc.) (the "Company" or "BW/IP"), as filed with the Secretary of State of Delaware. Incorporated by reference to Appendix A to the Company's Proxy Statement for the 1994 Annual Meeting of Stockholders dated April 11, 1994 as filed with the SEC.

  4b. Bylaws of the Company, as amended and restated on October 19, 1995, (filed herewith).

  4c. Bylaws of BW/IP International, Inc., as amended and restated on October 19, 1995, (filed herewith).

  4d.           Form of Second Restated Certificate of Incorporation of BW/IP
                International, Inc. (formerly Borg-Warner Industrial Products,
                Inc.) as filed with the Secretary of State of Delaware.
                Incorporated by reference to Exhibit 3c to the Company's
                Registration Statement on Form S-1 (Registration No. 33-39721) as filed on May 17, 1991 with the SEC (the "1991 Form S-1").

  4e.           Certificate of Designation of Junior Participating Cumulative
                Preferred Stock of the Company ("Certificate of Designation of
                Junior Participating Cumulative Preferred Stock") as filed with the Secretary of State of Delaware. Incorporated by reference to
                Exhibit 3a to the Company's quarterly report on Form 10-Q for the quarter ended September 30, 1993 as filed with the SEC (the "Company's September 30, 1993 Quarterly Report on Form 10-Q").

  4f. Rights Agreement between the Company and Bank One, Indianapolis, N.A., Rights Agent, dated as of July 26, 1993 which includes as Exhibit 8 the form of Right Certificate. Incorporated by reference to Exhibit 4 to the Company's Report on Form 8-K dated July 30, 1993 as filed with the SEC.

  4g. Credit Agreement, dated as of September 20, 1991, between BW/IP International, Inc. and Citicorp USA, Inc. Incorporated by reference to Exhibit 4r to BW/IP's Registration Statement on Form S-8 (Registration No. 33-44806) as filed on December 27, 1991 with the SEC (the "1991 Form S-8").

  4h. Credit Agreement, dated as of August 23, 1991 (the "U.S. Credit Agreement"), among BW/IP International, Inc., the Financial Institutions named therein and Citicorp USA, Inc., as agent. Incorporated by reference to Exhibit 4s to the 1991 Form S-8.

  4i. First Amendment and Limited Waiver to the U.S. Credit Agreement, dated May 1, 1992, among BW/IP International, Inc., the Lenders named therein, and Citicorp USA, Inc., as agent. Incorporated by reference to Exhibit 10kk to the Company's Registration Statement on Form S-1 (Registration No. 33-53094) as filed on October 29, 1992 with the SEC (the "October 1992 Form S-1").

  4j. Second Amendment and Limited Waiver, dated as of August 12, 1993, to the U.S. Credit Agreement, among BW/IP International, Inc., the Lenders named therein, and Citicorp USA, Inc., as agent. Incorporated by reference to Exhibit 10a to the Company's September 30, 1993 Quarterly Report on Form 10-Q.

  4k. Third Amendment, dated as of July 6, 1994, to the U.S. Credit Agreement, among BW/IP International, Inc., the financial institutions named therein, and Citicorp USA, Inc., as agent. Incorporated by reference to Exhibit 10pp to the Company's 1994 Annual Report on Form 10-K.

  4l. Fourth Amendment, among BW/IP International, Inc., the financial institutions named therein, and Citicorp USA, Inc., as agent. Incorporated by reference to Exhibit 10qq to the Company's 1994 Annual Report on Form 10-K.

  4m. Credit Agreement, dated as of July 5, 1991, between BW/IP International B.V. and Algemene Bank Nederland N.V. Incorporated by reference to Exhibit 4t to the 1991 Form S-8.

  4n. Credit Agreement, dated as of September 10, 1993, between BW/IP International B.V. and ABN/AMRO. Incorporated by reference to Exhibit 10dd to the Company's 1993 Annual Report on Form 10-K for the fiscal year ended December 31, 1993 as filed with the SEC (the "Company's 1993 Annual Report on Form 10-K").

  4o. Note Agreement, dated as of April 15, 1992, between BW/IP International, Inc. and the Note Purchasers named therein, with respect to $50,000,000 principal amount of 7.92% Senior Notes due May 15, 1999. Incorporated by reference to Exhibit 4a to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1992 as filed with the SEC.

  4p. Credit Line (uncommitted), dated October 28, 1991 between NCNB Texas National Bank and BW/IP International, Inc. Incorporated by reference to Exhibit 4v to the 1991 Form S-8.

  4q. Bond Purchase Agreement, dated January 27, 1995, among BW/IP-New Mexico, Inc., the City of Albuquerque, New Mexico and BW/IP International, Inc. (Not filed herewith pursuant to Item 601(b)(4)(iii) of Regulation S-K. The Company hereby agrees to furnish a copy of such bond purchase agreement to the SEC upon request.)

  4r. Guaranty, dated October 9, 1991, by BW/IP International, Inc. to Algemene Bank Nederland

          N.V. Incorporated by reference to Exhibit 4u to the 1991 Form S-8.

  4s. Guaranty, dated July 30, 1995, by BW/IP International, Inc. to ABN-AMRO Bank N.V. (filed herewith).

  5. Opinion of John D. Hannesson, Esq., General Counsel to the Company (filed herewith).

  23a. Consent of John D. Hannesson, Esq. (to be included in his opinion filed as Exhibit 5 to the Registration Statement).

  23b.    Consent of Price Waterhouse LLP (filed herewith).

  23c.    Consent of Coopers & Lybrand L.L.P. (filed herewith).

  24a.    Powers of Attorney (filed herewith).

  99a. BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan. Incorporated by reference to Appendix A to the Company's Proxy Statement for the 1993 Annual Meeting of Stockholders dated April 16, 1993 as filed with the SEC.

  99b. Non-Employee Directors' Charitable Gift Plan. Incorporated by reference to Exhibit 10kk to the Company's 1992 Annual Report on Form 10-K for the fiscal year ended December 31, 1992 as filed with the SEC (the "Company's 1992 Annual Report on Form 10-K").

  99c. BW/IP International, Inc. 1992 Long-Term Incentive Plan. Incorporated by reference to Appendix A of the Company's Proxy Statement for the 1992 Annual Meeting of Stockholders, dated April 17, 1992, as filed with the SEC.

  99d. BW/IP International, Inc. Capital Accumulation Plan, amended and restated as of January 1, 1992 (the "BW/IP International, Inc. Capital Accumulation Plan"). Incorporated by reference to Exhibit 4w to the 1991 Form S-8.

  99e. Amendment Number One to the BW/IP International, Inc. Capital Accumulation Plan. Incorporated by reference to Exhibit 10ff to the Company's 1993 Annual Report on Form 10-K.

  99f. Amendment Number Two to the BW/IP International, Inc. Capital Accumulation Plan. Incorporated by reference to Exhibit 10gg to the Company's 1993 Annual Report on Form 10-K.

  99g. Amendment Number Three to the BW/IP International, Inc. Capital Accumulation Plan. Incorporated by reference to Exhibit 10hh to the Company's 1993 Annual Report on Form 10-K.

  99h. Amendment Number Four to the BW/IP International, Inc. Capital Accumulation Plan. Incorporated by reference to Exhibit 10ll to the Company's 1994 Annual Report on Form 10-K.

  99i. Amendment Number Five to the BW/IP International, Inc. Capital Accumulation Plan. Incorporated by reference to Exhibit 10oo to the Company's 1994 Annual Report on Form 10-K.

  99j. Amendment Number Six to the BW/IP International, Inc. Capital Accumulation Plan (filed herewith).

  99k. Amendment Number Seven to the BW/IP International, Inc. Capital Accumulation Plan (filed herewith).

  99l. BW/IP International, Inc. Retirement Plan (as amended and restated as of January 1, 1993) (filed herewith).

  99m. Amendment Number One to the BW/IP International, Inc. Retirement Plan (filed herewith).

  99n. Amendment Number Two to the BW/IP International, Inc. Retirement Plan (filed herewith).

  99o. Amendment Number Three to the BW/IP International, Inc. Retirement Plan (filed herewith).

  99p. Amendment Number Four to the BW/IP International, Inc. Retirement Plan (filed herewith).

  99q. Amendment Number Five to the BW/IP International, Inc. Retirement Plan (filed herewith).

  99r.    Supplemental Executive Retirement Plan.  Incorporated by reference to
          Exhibit 10rrrr to the Company's Registration Statement on Form S-1

          (Registration No. 33-45165) as filed February 18, 1992 with the SEC (the "February 1992 Form S-1").

  99s. Amendment Number One to the Supplemental Executive Retirement Plan. Incorporated by reference to Exhibit 10ee to the Company's 1993 Annual Report on Form 10-K.

  99t. Amendment to the Supplemental Executive Retirement Plan. Incorporated by reference to Exhibit 10nn to the Company's 1994 Annual Report on Form 10-K.

  99u. BW/IP International, Inc. 1993 Management Incentive Plan. Incorporated by reference to Exhibit 10jj to the Company's 1992 Annual Report on Form 10-K.

  99v. BW/IP International, Inc. 1994 Management Incentive Plan. Incorporated by reference to Exhibit 10cc to the Company's 1993 Annual Report on Form 10-K.

  99w. BW/IP International, Inc. 1995 Management Incentive Plan. Incorporated by reference to Exhibit 10kk to the Company's 1994 Annual Report on Form 10-K.

  99x. Form of letter agreement for Transitional Income Program. Incorporated by reference to Exhibit 10ii to the Company's 1993 Annual Report on Form 10-K.


Item 9.   Undertakings

          (a)  Rule 415 Offering.  The undersigned Registrant hereby undertakes:
               ------------------

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                (i) To include any Prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Securities Act"), unless the information is contained in periodic reports filed by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement;

               (ii) To reflect in the Prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement, unless the information is contained in periodic reports filed by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement;

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change in such information in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b)  Subsequent Exchange Act Documents.  The undersigned Registrant
               ---------------------------------
hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to
Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

          (c)  Indemnification.  Insofar as indemnification for liabilities
               ---------------
arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES


          The Registrant.  Pursuant to the requirements of the Securities Act of
          --------------
1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Long Beach, State of California, on the 10th day of November, 1995.

                                                  BW/IP, INC.

                                              By: /s/ JOHN D. HANNESSON
                                                  ______________________________
                                                  John D. Hannesson
                                                  Vice President,
                                                  General Counsel
                                                    and Secretary


          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                     TITLE                         DATE

/s/ Bernard G. Rethore*       President, Chief Executive    November 10, 1995
---------------------------   Officer and Director
    Bernard G. Rethore        (Principal executive
                              officer)

/s/ Eugene P. Cross*          Vice President - Finance      November 10, 1995
---------------------------   (Principal financial
    Eugene P. Cross           officer)


/s/ Nancy A. Ludlam           Controller (Principal         November 10, 1995
---------------------------   accounting officer)
    Nancy A. Ludlam


/s/ Peter C. Valli*           Chairman and Director         November 10, 1995
---------------------------
    Peter C. Valli


/s/ James S. Pignatelli*      Director                      November 10, 1995
---------------------------
    James S. Pignatelli

/s/ George D. Leal*           Director                      November 10, 1995
---------------------------
    George D. Leal


/s/ James J. Gavin, Jr.*      Director                      November 10, 1995
---------------------------
    James J. Gavin, Jr.


/s/ H. Jack Meany*            Director                      November 10, 1995
---------------------------
    H. Jack Meany


/s/ William C. Rusnack*       Director                      November 10, 1995
---------------------------
    William C. Rusnack


/s/ James O. Rollans*         Director                      November 10, 1995
---------------------------
    James O. Rollans



*By: /s/   JOHN D. HANNESSON
     __________________________
           John D. Hannesson
           Attorney-in-Fact


The Plans.  Pursuant to the requirements of the Securities Act of 1933, the
---------
trustees (or other persons who administer the employee benefit plans) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Long Beach, State of California, on the 10th of November, 1995.


                                      BWIP Holding, Inc. Non-Employee
                                      Directors' Stock Option Plan

                                      BW/IP International, Inc. 1992 Long-Term
                                      Incentive Plan


                                      By: /s/   JOHN D. HANNESSON
                                          ____________________________
                                                John D. Hannesson

Exhibits                      Description of Exhibit
--------                      ----------------------

 4a.         Form of Third Restated Certificate of Incorporation of BW/IP, Inc.
             (formerly BWIP Holding, Inc.) (the "BW/IP"), as filed with the
             Secretary of State of Delaware. Incorporated by reference to Appendix A to the Company's Proxy Statement for the 1994 Annual
             Meeting of Stockholders dated April 11, 1994 as filed with the SEC.

 4b. Bylaws of the Company, as amended and restated on October 19, 1995, (filed herewith).

 4c. Bylaws of BW/IP International, Inc., as amended and restated on October 19, 1995, (filed herewith).

 4d.         Form of Second Restated Certificate of Incorporation of BW/IP
             International, Inc. (formerly Borg-Warner Industrial Products,
             Inc.) as filed with the Secretary of State of Delaware.
             Incorporated by reference to Exhibit 3c to the Company's
             Registration Statement on Form S-1 (Registration No. 33-39721) as filed on May 17, 1991 with the SEC (the "1991 Form S-1").

 4e.         Certificate of Designation of Junior Participating Cumulative
             Preferred Stock of the Company ("Certificate of Designation of
             Junior Participating Cumulative Preferred Stock") as filed with the
             Secretary of State of Delaware. Incorporated by reference to
             Exhibit 3a to the Company's quarterly report on Form 10-Q for the quarter ended September 30, 1993 as filed with the SEC (the "Company's September 30, 1993 Quarterly Report on Form 10-Q").

  4f. Rights Agreement between the Company and Bank One, Indianapolis, N.A., Rights Agent, dated as of July 26, 1993 which includes as Exhibit 8 the form of Right Certificate. Incorporated by reference to Exhibit 4 to the Company's Report on Form 8-K dated July 30, 1993 as filed with the SEC.

  4g. Credit Agreement, dated as of September 20, 1991, between BW/IP International, Inc. and Citicorp USA, Inc. Incorporated by reference to Exhibit 4r to BW/IP's Registration Statement on Form S-8 (Registration No. 33-44806) as filed on December 27, 1991 with the SEC (the "1991 Form S-8").

  4h. Credit Agreement, dated as of August 23, 1991 (the "U.S. Credit Agreement"), among BW/IP International, Inc., the Financial Institutions named therein and Citicorp USA, Inc., as agent. Incorporated by reference to Exhibit 4s to the 1991 Form S-8.

  4i. First Amendment and Limited Waiver to the U.S. Credit Agreement, dated May 1, 1992, among BW/IP International, Inc., the Lenders named therein, and Citicorp USA, Inc., as agent. Incorporated by reference to Exhibit 10kk to the Company's Registration Statement on Form S-1 (Registration No. 33-53094) as filed on October 29, 1992 with the SEC (the "October 1992 Form S-1").

  4j. Second Amendment and Limited Waiver, dated as of August 12, 1993, to the U.S. Credit Agreement, among BW/IP International, Inc., the Lenders named therein, and Citicorp USA, Inc., as agent. Incorporated by reference to Exhibit 10a to the Company's September 30, 1993 Quarterly Report on Form 10-Q.

  4k. Third Amendment, dated as of July 6, 1994, to the U.S. Credit Agreement, among BW/IP International, Inc., the financial institutions named therein, and Citicorp USA, Inc., as agent. Incorporated by reference to Exhibit 10pp to the Company's 1994 Annual Report on Form 10-K.

  4l. Fourth Amendment, among BW/IP International, Inc., the financial institutions named therein, and Citicorp USA, Inc., as agent. Incorporated by reference to Exhibit 10qq to the Company's 1994 Annual Report on Form 10-K.

  4m. Credit Agreement, dated as of July 5, 1991, between BW/IP International B.V. and Algemene Bank Nederland N.V. Incorporated by reference to Exhibit 4t to the 1991 Form S-8.

  4n. Credit Agreement, dated as of September 10, 1993, between BW/IP International B.V. and ABN/AMRO. Incorporated by reference to Exhibit 10dd to the Company's 1993 Annual Report on Form 10-K for the fiscal year ended December 31, 1993 as filed with the SEC (the "Company's 1993 Annual Report on Form 10-K").

  4o. Note Agreement, dated as of April 15, 1992, between BW/IP International, Inc. and the Note Purchasers named therein, with respect to $50,000,000 principal amount of 7.92% Senior Notes due May 15, 1999. Incorporated by reference to Exhibit 4a to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1992 as filed with the SEC.

  4p. Credit Line (uncommitted), dated October 28, 1991 between NCNB Texas National Bank and BW/IP International, Inc. Incorporated by reference to Exhibit 4v to the 1991 Form S-8.

  4q. Bond Purchase Agreement, dated January 27, 1995, among BW/IP-New Mexico, Inc., the City of Albuquerque, New Mexico and BW/IP International, Inc. (Not filed herewith pursuant to Item 601(b)(4)(iii) of Regulation S-K. The Company hereby agrees to furnish a copy of such bond purchase agreement to the SEC upon request.)

  4r. Guaranty, dated October 9, 1991, by BW/IP International, Inc. to Algemene Bank Nederland

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

          N.V. Incorporated by reference to Exhibit 4u to the 1991 Form S-8.

  4s. Guaranty, dated July 30, 1995, by BW/IP International, Inc. to ABN-AMRO Bank N.V. (filed herewith).

  5. Opinion of John D. Hannesson, Esq., General Counsel to the Company (filed herewith).

  23a. Consent of John D. Hannesson, Esq. (to be included in his opinion filed as Exhibit 5 to the Registration Statement).

  23b.    Consent of Price Waterhouse LLP (filed herewith).

  23c.    Consent of Coopers & Lybrand L.L.P. (filed herewith).

  24a.    Powers of Attorney (filed herewith).

  99a. BWIP Holding, Inc. Non-Employee Directors' Stock Option Plan. Incorporated by reference to Appendix A to the Company's Proxy Statement for the 1993 Annual Meeting of Stockholders dated April 16, 1993 as filed with the SEC.

  99b. Non-Employee Directors' Charitable Gift Plan. Incorporated by reference to Exhibit 10kk to the Company's 1992 Annual Report on Form 10-K for the fiscal year ended December 31, 1992 as filed with the SEC (the "Company's 1992 Annual Report on Form 10-K").

  99c. BW/IP International, Inc. 1992 Long-Term Incentive Plan. Incorporated by reference to Appendix A of the Company's Proxy Statement for the 1992 Annual Meeting of Stockholders, dated April 17, 1992, as filed with the SEC.

  99d. BW/IP International, Inc. Capital Accumulation Plan, amended and restated as of January 1, 1992 (the "BW/IP International, Inc. Capital Accumulation Plan"). Incorporated by reference to Exhibit 4w to the 1991 Form S-8.

  99e. Amendment Number One to the BW/IP International, Inc. Capital Accumulation Plan. Incorporated by reference to Exhibit 10ff to the Company's 1993 Annual Report on Form 10-K.

  99f. Amendment Number Two to the BW/IP International, Inc. Capital Accumulation Plan. Incorporated by reference to Exhibit 10gg to the Company's 1993 Annual Report on Form 10-K.

  99g. Amendment Number Three to the BW/IP International, Inc. Capital Accumulation Plan. Incorporated by reference to Exhibit 10hh to the Company's 1993 Annual Report on Form 10-K.

  99h. Amendment Number Four to the BW/IP International, Inc. Capital Accumulation Plan. Incorporated by reference to Exhibit 10ll to the Company's 1994 Annual Report on Form 10-K.

  99i. Amendment Number Five to the BW/IP International, Inc. Capital Accumulation Plan. Incorporated by reference to Exhibit 10oo to the Company's 1994 Annual Report on Form 10-K.

  99j. Amendment Number Six to the BW/IP International, Inc. Capital Accumulation Plan (filed herewith).

  99k. Amendment Number Seven to the BW/IP International, Inc. Capital Accumulation Plan (filed herewith).

  99l. BW/IP International, Inc. Retirement Plan (as amended and restated as of January 1, 1993) (filed herewith).

  99m. Amendment Number One to the BW/IP International, Inc. Retirement Plan (filed herewith).

  99n. Amendment Number Two to the BW/IP International, Inc. Retirement Plan (filed herewith).

  99o. Amendment Number Three to the BW/IP International, Inc. Retirement Plan (filed herewith).

  99p. Amendment Number Four to the BW/IP International, Inc. Retirement Plan (filed herewith).

  99q. Amendment Number Five to the BW/IP International, Inc. Retirement Plan (filed herewith).

  99r.    Supplemental Executive Retirement Plan.  Incorporated by reference to
          Exhibit 10rrrr to the Company's Registration Statement on Form S-1

          (Registration No. 33-45165) as filed February 18, 1992 with the SEC (the "February 1992 Form S-1").

  99s. Amendment Number One to the Supplemental Executive Retirement Plan. Incorporated by reference to Exhibit 10ee to the Company's 1993 Annual Report on Form 10-K.

  99t. Amendment to the Supplemental Executive Retirement Plan. Incorporated by reference to Exhibit 10nn to the Company's 1994 Annual Report on Form 10-K.

  99u. BW/IP International, Inc. 1993 Management Incentive Plan. Incorporated by reference to Exhibit 10jj to the Company's 1992 Annual Report on Form 10-K.

  99v. BW/IP International, Inc. 1994 Management Incentive Plan. Incorporated by reference to Exhibit 10cc to the Company's 1993 Annual Report on Form 10-K.

  99w. BW/IP International, Inc. 1995 Management Incentive Plan. Incorporated by reference to Exhibit 10kk to the Company's 1994 Annual Report on Form 10-K.

  99x. Form of letter agreement for Transitional Income Program. Incorporated by reference to Exhibit 10ii to the Company's 1993 Annual Report on Form 10-K.


Item 9.   Undertakings

          (a)  Rule 415 Offering.  The undersigned Registrant hereby undertakes:
               ------------------

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                (i) To include any Prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Securities Act"), unless the information is contained in periodic reports filed by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement;

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